UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CALYXT, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts!    CALYXT, INC.    2021 Annual Meeting  Vote by May 17, 2021  11:59 PM ET        CALYXT, INC.  C/O PROXY SERVICES  P.O. BOX 9142  FARMINGDALE, NY 11735    D46892-P50944    You invested in CALYXT, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021.    Get informed before you vote  View the Notice and Proxy Statement, Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    For complete information and to vote, visit www.ProxyVote.com     Control #    Vote Virtually at the Meeting*  May 18, 2021  10:00 am CT    Smartphone users  Point your camera here and vote without entering a control number    Virtually at:  www.virtualshareholdermeeting.com/CLXT2021    *Please check the meeting materials for any special requirements for meeting attendance.    V1

  Vote at www.ProxyVote.com    THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Board Recommends    Voting Items    1.Election of Directors: To elect 7 directors for one year and until their successors have been elected and qualified.    1a.Dr. Yves Ribeill    For    1b.Mr. Laurent Arthuad    For    1c.Mr. Philippe Dumont    For    1d.Mr. Jonathan Fassberg    For    1e.Ms. Anna Ewa Kozicz-Stankiewicz    For    1f.Ms. Kimberly Nelson    For    1g.Mr. Christopher Neugent    For    2.Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021.    For    For    3.Approval of the Amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.    D46893-P50944